UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-06434
Morgan Stanley Insured Municipal Trust
(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036
(Address of principal executive offices) (Zip code)
Randy Takian
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: October 31, 2009
Date of reporting period: April 30, 2009
Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Insured Municipal Trust performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Trust’s financial statements and a list of Trust investments.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Trust will achieve its investment objective. The Trust is subject to market risk, which is the possibility that market values of securities owned by the Trust will decline and, therefore, the value of the Trust’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Trust.

Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).

Fund Report

For the six months ended April 30, 2009

Market Conditions

Although economic indicators remained weak at the end of the reporting period, most appeared to be showing signs of a possible bottom. First quarter 2009 gross domestic product declined 6.1 percent, which was marginally better than the fourth quarter 2008 decline of 6.3 percent. Overall, we believe broad economic stimulus, lower inventories, and easy capital conditions in both the consumer and business segments point to the potential for an upturn in the economy in the second half of 2009.

The municipal market posted its best year-to-date return in 2009 since 1995. Furthermore, it has done so with less volatility than has been seen in the taxable market. Yield spreads have tightened toward their historic averages, although spreads at the longer end of the municipal yield curve remain well above these averages. For the overall period, high-grade municipal bonds outpaced high-yield municipal issues although the high-yield sector did outperform in the latter months as investor risk appetite returned. In terms of issuance, year-to-date 2009 levels are almost half that of the same period last year, despite a pick-up in issuance over the third and fourth quarters of 2008.

Performance Analysis

For the six-month period ended April 30, 2009, the net asset value (NAV) of Morgan Stanley Insured Municipal Trust (IMT) increased from $12.42 to $13.46 per share. Based on this change plus reinvestment of tax-free dividends totaling $0.3675 per share, a short-term capital gain distribution of $0.000186 and a long-term capital gain distribution of $0.117424 per share, the Trust’s total NAV return was 13.27 percent. IMT’s value on the New York Stock Exchange (NYSE) moved from $10.25 to $12.32 per share during the same period. Based on this change plus reinvestment of dividends and distributions, the Trust’s total market return was 25.63 percent. IMT’s NYSE market price was at an 8.47 percent discount to its NAV. Past performance is no guarantee of future results.

Monthly dividends for the second quarter of 2009, declared in April, increased from $0.06 to $0.0675 per share. The dividend reflects the current level of the Trust’s net investment income. IMT’s level of undistributed net investment income was $0.144 per share on April 30, 2009 versus $0.077 per share six months earlier.1

Due to the downgrades of many major municipal bond insurers, investors in the insured municipal market have been focused more on the underlying quality of the bond issuer than the insurer. The portfolio maintained an overall focus on higher-quality municipal securities throughout the period. This positioning, particularly overweight allocations to essential services sectors, enhanced returns during the period as the higher-quality segment of the market outperformed for the period.

The longer-dated municipal bonds held in the portfolio were the primary detractors from the Trust’s performance during the period, as the steepening of the municipal yield curve led to the relative outperformance of shorter-dated bonds. Additionally, a rally in the Treasury market during the period resulted in the underperformance of the hedges we used to offset the interest rate risk imposed by the longer-dated municipal issues held in the portfolio.

The Trust’s procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust’s shares. In addition, we would like to remind you that the Trustees have approved a share repurchase program whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

The Trust may also take action to reduce or eliminate the amount of Auction Rate Preferred Shares (ARPS) outstanding.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Trust shares, when sold, may be worth more or less than their original cost.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Trust in the future.

1 Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).

TOP FIVE SECTORS as of 04/30/09
General Obligation	17.3%
Transportation	15.9
Water/Sewer	14.2
Public Power	12.0
Other Revenue	11.7

RATINGS ALLOCATIONS as of 04/30/09
Aaa/AAA	1.3%
Aa/AA	47.0
A/A	31.2
Baa/BBB	4.4
Ba/BB or Less	0.1
Non-Rated	13.1
Not Insured	2.9

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION as of 04/30/2009
California	24.1%
Illinois	18.7
New York	16.7
Texas	12.7
Washington	9.5
Florida	9.2
Kentucky	6.7
Hawaii	6.5
District of Columbia	6.3
Nevada	5.6
South Carolina	5.6
Pennsylvania	4.7
Colorado	4.6
New Jersey	4.3
Georgia	3.3
Iowa	3.0
Minnesota	2.8
Alaska	2.2
Michigan	2.0
Arizona	1.8
Ohio	1.3
Maryland	1.1
Massachusetts	1.0
Idaho	0.9
Indiana	0.9
Missouri	0.7
Oregon	0.7
New Mexico	0.7
Louisiana	0.6
Connecticut	0.5
Kansas	0.5

Total Long-Term Investments†	159.2
Short-Term Investment	1.6
Liability for Floating Rate Note Obligations and Dealer Trusts	(23.1)
Other Assets in Excess of Liabilities	2.2
Preferred Shares of Beneficial Interest	(39.9)

Net Assets Applicable to Common Shareholders	100.0%

† Does not include open long/short futures contracts with an underlying face amount of $26,998,705 with unrealized depreciation of $88,591.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Top five sectors and ratings allocations are as a percentage of total investments. Summary of investments by state classification are as a percentage of net assets applicable to common shareholders. Securities are classified by sectors that represent broad groupings of related industries. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor’s and Moody’s, respectively.

For More Information About Portfolio Holdings

Each Morgan Stanley trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to trust shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley trust also files a complete schedule of portfolio holdings with the SEC for the trust’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Morgan Stanley Insured Municipal Trust
Portfolio of Investments - April 30, 2009 (unaudited)

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE

	Tax-Exempt Municipal Bonds (159.2%)
	Alaska (2.2%)
$1,030	Matanuska-Susitna Borough, Goose Creek Correctional Center Project Ser 2008 (AGC Insd)	6.00%	09/01/28	$1,122,690
4,000	North Slope Borough, Ser 2000 B (NATL-RE Insd) (e)	0.00	06/30/10	3,930,920

				5,053,610

	Arizona (1.8%)
1,305	Arizona, Ser 2008 A (FSA Insd)	5.00	09/01/27	1,335,811
2,000	Arizona Board of Regents, Arizona State University Ser 2004 (COPs) (AMBAC Insd)	5.00	09/01/30	1,986,900
1,000	Phoenix Civic Improvement Corporation, Jr Lien Wastewater Ser 2004 (NATL-RE Insd)	5.00	07/01/27	1,012,190

				4,334,901

	California (24.1%)
1,205	Alameda County Joint Powers Authority, Ser 2008 A (FSA Insd)	5.00	12/01/24	1,225,991
945	Alvord Unified School District, Ser 2007 A (FSA Insd)	5.00	08/01/27	960,328
16,000	Anaheim Public Financing Authority, Anaheim Electric Ser 2007-A (NATL-RE Insd) (a)	4.50	10/01/37	13,454,960
960	Beverly Hills Unified School District, 2008 Election Ser 2009 (e)	0.00	08/01/26	393,283
1,850	Beverly Hills Unified School District, 2008 Election Ser 2009 (e)	0.00	08/01/31	553,113
2,500	California Department of Water and Power Supply, Ser 2008 H (FSA Insd)	5.00	05/01/22	2,637,900
480	Clovis Unified School District, Election of 2004 Ser A (FGIC Insd) (e)	0.00	08/01/29	141,365
4,000	Eastern Municipal Water District, Water & Sewer Refg Ser 2006 A (COPs) (NATL-RE Insd)	5.00	07/01/32	3,887,440
2,705	El Segundo Unified School District, Election of 2008 Ser A (e)	0.00	08/01/32	653,988
4,530	Fontana Unified School District, Ser B (FSA Insd) (e)	0.00	08/01/30	1,242,081
6,000	Golden State Tobacco Securitization Corporation, Enhanced Asset Backed Ser 2005 A (FGIC Insd)	5.00	06/01/38	4,897,200
2,000	Kern County Board of Education, Refg 2006 Ser A (COPs) (NATL-RE Insd)	5.00	06/01/31	1,832,320
3,000	Los Angeles, Ser 2004 A (NATL-RE Insd)	5.00	09/01/24	3,106,230
1,450	Menifee Union School District, Election of 2008 Ser C (AGC Insd) (e)	0.00	08/01/37	237,307
725	Oakland Joint Powers Financing Authority, Oakland Administration Buildings 2008 Ser B (AGC Insd)	5.00	08/01/23	738,934
500	Oakland Joint Powers Financing Authority, Oakland Administration Buildings 2008 Ser B (AGC Insd)	5.00	08/01/25	501,430
5,700	Patterson Joint Unified School District, 2008 Election Ser B (FSA Insd) (e)	0.00	08/01/47	480,795
7,670	Patterson Joint Unified School District, 2008 Election Ser B (FSA Insd) (e)	0.00	08/01/48	605,086

See Notes to Financial Statements

Morgan Stanley Insured Municipal Trust
Portfolio of Investments - April 30, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$4,240	Patterson Joint Unified School District, 2008 Election Ser B (FSA Insd) (e)	0.00%	03/01/49	$321,604
1,000	Port of Oakland, 2002 Series L (AMT) (NATL-RE FGIC Insd)	5.00	11/01/21	906,040
3,210	Poway Unified School District, School Facilities Improvement District No. 2007-1 Election 2008 Ser A (e)	0.00	08/01/28	1,013,237
3,470	Poway Unified School District, School Facilities Improvement District No. 2007-1 Election 2008 Ser A (e)	0.00	08/01/31	891,755
2,000	Sacramento County Sanitation District Financing Authority, Sacramento Regional Ser 2006 (FGIC Insd)	5.00	12/01/36	1,950,240
5,000	San Diego County Water Authority, Ser 2004 A (COPs) (FSA Insd) (a)	5.00	05/01/29	5,030,900
2,000	San Francisco City & County, City Buildings Ser 2007 A (COPs) (FGIC Insd)	4.50	09/01/37	1,779,960
1,000	San Francisco City & County, Laguna Honda Hospital Refg Ser R-3 (AGC Insd) (a)	5.00	06/15/28	1,008,630
1,000	University of California, Limited Projects Ser 2005 B (FSA Insd)	5.00	05/15/30	1,000,860
3,310	University of California, Ser 2007 J (FSA Insd) (a)	4.50	05/15/31	2,977,406
2,690	University of California, Ser 2007 J (FSA Insd) (a)	4.50	05/15/35	2,350,254

				56,780,637

	Colorado (4.6%)
2,000	Arkansas River Power Authority, Colorado, Power Ser 2006 (XLCA Insd)	5.25	10/01/40	1,575,000
5,000	Denver City & County, Airport Refg Ser 2000 A (AMT) (AMBAC Insd)	6.00	11/15/18	5,053,150
6,000	Denver Convention Center Hotel Authority, Refg Ser 2006 (XLCA Insd)	5.00	12/01/35	4,065,540

				10,693,690

	Connecticut (0.5%)
1,225	Connecticut Health and Educational Facilities Authority, Quinnipiac University Ser K-1 (NATL-RE Insd)	5.00	07/01/27	1,247,467

	District of Columbia (6.3%)
2,100	District of Columbia, Income Tax Secured Revenue Ser 2009A (a)	5.25	06/01/17	2,207,919
2,000	District of Columbia, Ser 2008 E (BHAC Insd) (a)	5.00	06/01/26	2,073,055
2,000	District of Columbia, Ser 2008 E (BHAC Insd) (a)	5.00	06/01/27	2,073,055
4,000	District of Columbia, Ser 2008 E (BHAC Insd) (a)	5.00	06/01/28	4,146,109
4,000	District of Columbia Ballpark, Ser 2006 B-1 (FGIC Insd)	5.00	02/01/31	3,097,800
500	District of Columbia Water & Sewer Authority, Ser 2008 A (AGC Insd)	5.00	10/01/28	508,625
625	District of Columbia Water & Sewer Authority, Ser 2008 A (AGC Insd)	5.00	10/01/29	632,938

				14,739,501

	Florida (9.2%)
1,265	Mid-Bay Bridge Authority, Ser 2008 A (AGC Insd)	5.00	10/01/27	1,287,783
1,000	Miami-Dade County, Building Better Comunities Program Series 2008B-1	6.00	07/01/38	1,039,920
2,155	Miami Dade County, Miami Int’l Airport Refg Ser 2003 B (AMT) (NATL-RE Insd)	5.25	10/01/18	2,123,472

See Notes to Financial Statements

Morgan Stanley Insured Municipal Trust
Portfolio of Investments - April 30, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$2,270	Miami Dade County, Miami Int’l Airport Refg Ser 2003 B (AMT) (NATL-RE Insd)	5.25%	10/01/19	$2,220,945
1,500	Miami-Dade County Educational Facilities Authority, University of Miami Series 2008A (BHAC Insd)	5.50	04/01/38	1,534,545
1,200	Palm Beach County, Solid Waste Authority Series 2009 (BHAC Insd)	5.50	10/01/23	1,292,676
2,185	Tampa Sports Authority, Sales Tax Refg Ser 2005 (FSA Insd)	5.00	01/01/26	2,204,163
10,000	Tampa Bay Water, Ser 2001 B (FGIC Insd)	5.00	10/01/31	10,004,100

				21,707,604

	Georgia (3.3%)
5,000	Atlanta, Airport Ser 2004 C (FSA Insd) (a)	5.00	01/01/33	5,000,724
2,000	Atlanta, Water & Wastewater Ser 1999 A (FGIC Insd)	5.00	11/01/29	1,843,320
900	Fulton County Development Authority, Morehouse College Ser 2000 (AMBAC Insd)	6.25	12/01/10 (b)	987,966

				7,832,010

	Hawaii (6.5%)
5,000	Hawaii, Airports Refg Ser 2001 (AMT) (FGIC Insd)	5.25	07/01/21	4,920,200
5,000	Honolulu City & County, Ser 2003 A (NATL-RE Insd) (a)	5.25	03/01/25	5,278,200
5,000	Honolulu City & County, Ser 2003 A (NATL-RE Insd) (a)	5.25	03/01/26	5,146,100

				15,344,500

	Idaho (0.9%)
2,065	Idaho Housing and Finance Association, Federal Highway Trust 2008 Ser A (AGC Insd)	5.25	07/15/25	2,197,387

	Illinois (18.7%)
3,000	Chicago, O’Hare Int’l Airport, Ser 2005 A (NATL-RE Insd)	5.25	01/01/25	3,031,710
2,000	Chicago, O’ Hare Int’l Airport Third Lien Ser 2003 B-2 (AMT) (FSA Insd)	5.75	01/01/23	2,033,320
2,000	Chicago, Refg 2001 A (NATL-RE Insd)	0.00	01/01/21 (c)	2,040,940
2,000	Chicago, Refg 2001 A (NATL-RE Insd)	0.00	01/01/22 (c)	2,024,720
1,370	Chicago, Transit Authority Ser 2008 (AGC Insd)	5.25	06/01/26	1,439,623
940	Chicago, Second Lien Water Ser 2008 (AGC Insd)	5.00	11/01/27	957,804
670	De Kalb County, Community Unit School District No. 428 (FSA Insd)	5.00	01/01/27	685,571
305	De Kalb County, Community Unit School District No. 428 (FSA Insd)	5.00	01/01/28	309,913
10,000	Illinois, Ser 2001 (NATL-RE Insd) (a)	5.375	04/01/15	11,636,650
10,000	Illinois, Ser 2001 (NATL-RE Insd) (a)	5.375	04/01/16	11,636,650
1,635	Illinois Finance Authority, Northwestern Memorial Hospital Ser 2009B	5.75	08/15/30	1,662,795
5,375	Kendall Kane & Will County, Community Unit School District No. 308 (FSA Insd) (e)	0.00	02/01/27	1,898,128
4,000	Regional Transportation Authority, Refg Ser 1999 (FSA Insd)	5.75	06/01/21	4,632,640

				43,990,464

	Indiana (0.9%)
3,000	Indiana Health Facilities Financing Authority, Community Health Ser 2005 A (AMBAC Insd)	5.00	05/01/35	2,158,020

See Notes to Financial Statements

Morgan Stanley Insured Municipal Trust
Portfolio of Investments - April 30, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Iowa (3.0%)
$3,600	Vision Iowa Ser 2001 (NATL-RE Insd)	5.50%	02/15/19	$4,178,736
2,500	Vision Iowa Ser 2001 (NATL-RE Insd)	5.50	02/15/20	2,830,600

				7,009,336

	Kansas (0.5%)
1,060	Wyandotte County/Kansas City, Utility System Improvement Ser 2009-A (BHAC Insd)	5.25	09/01/34	1,096,983

	Kentucky (6.7%)
1,640	Kentucky Property and Buildings Commission, Refg Project No. 93 (AGC Insd)	5.25	02/01/28	1,701,992
10,000	Louisville & Jefferson County Metropolitan Sewer District, Ser 1999 A (FGIC Insd)	5.75	05/15/33	10,112,500
3,800	Louisville Board of Water Works, Water Ser 2000 (FSA Insd)	5.50	11/15/25	3,871,212

				15,685,704

	Louisiana (0.6%)
1,500	Louisiana Public Facilities Authority, Baton Rouge General Medical Center-FHA Insured Mtge Ser 2004 (NATL-RE Insd)	5.25	07/01/33	1,483,680

	Maryland (1.1%)
2,500	Maryland Economic Development Corporation, Maryland Aviation Administration Ser 2003 (AMT) (FSA Insd)	5.375	06/01/22	2,507,600

	Massachusetts (1.0%)
2,000	Massachusetts Health and Educational Facilities Authority, Boston College Series M-2	5.50	06/01/30	2,221,080

	Michigan (2.0%)
1,200	Detroit, Water Supply System Refg Ser 2006 C (FSA Insd)	5.00	07/01/26	1,124,916
850	Ferris State University, Ser 2008 (FSA Insd)	4.50	10/01/24	845,767
425	Ferris State University, Ser 2008 (FSA Insd)	4.50	10/01/25	417,864
1,190	Wayne State University, Ser 2008 (FSA Insd)	5.00	11/15/29	1,211,670
1,125	Western Michigan University, Ser 2008 (FSA Insd)	5.00	11/15/23	1,184,670

				4,784,887

	Minnesota (2.8%)
3,000	Brainerd Independent School District #181, Ser 2002 A (FGIC Insd)	5.375	02/01/18	3,197,040
4,000	Minneapolis, Fairview Health 2005 Ser D (AMBAC Insd)	5.00	11/15/34	3,471,120

				6,668,160

	Missouri (0.7%)
2,000	Missouri Joint Municipal Electrical Utility Commission, Plum Point Ser 2006 (NATL-RE Insd)	5.00	01/01/25	1,745,080

	Nevada (5.6%)
4,000	Clark County, Transportation Impr Ltd Tax Ser 06/01/92 B (AMBAC Insd)	6.50	06/01/17	4,678,880

See Notes to Financial Statements

Morgan Stanley Insured Municipal Trust
Portfolio of Investments - April 30, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$8,000	Nevada Capital Improvement & Cultural Affairs Ser 2008 C (FSA Insd) (a)	5.00%	06/01/26	$8,254,205
1,500	Nevada Department of Business & Industry, Las Vegas Monorail 1st Tier Ser 2000 (AMBAC Insd) (e)	0.00	01/01/21	227,505

				13,160,590

	New Jersey (4.3%)
510	New Jersey Educational Facilities Authority, Rowan University Ser 2008 B (AGC Insd)	5.00	07/01/26	537,183
2,755	New Jersey Housing Mortgage Finance Authority, Home Buyer Ser 2000 CC (AMT) (NATL-RE Insd)	5.875	10/01/31	2,764,670
5,860	New Jersey Transportation Trust Fund Authority, Transportation System 2006 Ser C (AGC Insd) (e)	0.00	12/15/26	2,136,263
2,000	New Jersey Transportation Trust Fund Authority, Ser 2005 C (FGIC Insd)	5.25	06/15/20	2,100,600
2,500	New Jersey Turnpike Authority, Ser 2003 A (AMBAC Insd)	5.00	01/01/30	2,513,825

				10,052,541

	New Mexico (0.7%)
1,500	Albuquerque, Gross Receipts Lodgers’ Tax Refg Ser 2004 A (FSA Insd)	5.00	07/01/37	1,512,810

	New York (16.7%)
2,000	New York State Dormitory Authority, Montefiore Hospital – FHA Insured Mtge Ser 2004 (FGIC Insd)	5.00	08/01/29	1,979,760
1,000	New York City Industrial Development Agency, New York, Queens Baseball Stadium Ser 2006 (AMBAC Insd)	5.00	01/01/31	850,520
2,000	New York City Industrial Development Agency, New York, Yankee Stadium Ser 2006 (FGIC Insd)	5.00	03/01/46	1,579,500
5,000	New York State Energy Research & Development Authority, Brooklyn Union Gas Co 1996 Ser (NATL-RE Insd) (d)	5.50	01/01/21	5,001,650
1,000	Long Island Power Authority, Ser 2006 A (XLCA Insd)	5.00	12/01/26	1,006,480
6,805	Metropolitan Transportation Authority, State Service Contract Refg Ser 2002 B (NATL-RE Insd)	5.50	07/01/20	7,074,818
10,000	Metropolitan Transportation Authority, Transportation Refg Ser 2002 A (AMBAC Insd)	5.50	11/15/17	10,522,600
2,000	Metropolitan Transportation Authority, Transportation Refg Ser 2002 A (FGIC Insd)	5.00	11/15/25	2,015,440
12,000	Hudson Yards Infrastructure Corporation, Ser 2006 A (NATL-RE Insd)	4.50	02/15/47	9,155,160

				39,185,928

	Ohio (1.3%)
1,965	Hamilton County, Sales Tax 2000 (AMBAC Insd)	5.25	12/01/32	1,846,137
2,125	Cleveland, Public Power System Ser 2008B-2 (NATL-RE Insd) (e)	0.00	11/15/28	725,305
2,800	Cleveland, Public Power System Ser 2008B-2 (NATL-RE Insd) (e)	0.00	11/15/38	510,664

				3,082,106

See Notes to Financial Statements

Morgan Stanley Insured Municipal Trust
Portfolio of Investments - April 30, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Oregon (0.7%)
$1,685	Oregon Department of Administrative Services, (COPs) Ser 2005 B (FGIC Insd)	5.00%	11/01/24	$1,732,045

	Pennsylvania (4.7%)
1,500	Delaware County Industrial Development Authority, Aqua Inc Ser A 2005 (AMT) (FGIC Insd)	5.00	11/01/37	1,258,860
4,000	Pennsylvania Turnpike Commission, Ser A 2004 (AMBAC Insd)	5.00	12/01/34	3,994,080
4,000	Pennsylvania Turnpike Commission, Ser R 2001 (AMBAC Insd)	5.00	12/01/26	4,014,440
720	Philadelphia, Ser 2008 B (AGC Insd)	7.125	07/15/38	798,984
1,000	Philadelphia School District, Ser 2008 E (BHAC Insd)	5.125	09/01/23	1,081,130

				11,147,494

	South Carolina (5.6%)
1,000	Medical University Hospital Authority, FHA Insured Mtge Ser 2004 A (NATL-RE Insd)	5.25	02/15/25	1,005,330
2,000	South Carolina Public Service Authority, Santee Cooper Ser 2003 A (AMBAC Insd) (a)	5.00	01/01/27	2,020,529
9,325	South Carolina Public Service Authority, Ser 2002 B (FSA Insd)	5.375	01/01/17	10,093,287

				13,119,146

	Texas (12.7%)
5,000	Austin, Water & Wastewater Refg Ser 2001 A & B (FSA Insd) (a)	5.125	05/15/27	5,057,290
2,000	Austin, Water & Wastewater Ser 2004 A (AMBAC Insd)	5.00	11/15/27	2,014,380
800	Friendswood Independent School District, Ser 2008 (PSF Insd)	5.00	02/15/27	843,584
1,840	Harris County Health Facilities Development Corp., Thermal Utility Ser 2008 (AGC Insd)	5.00	11/15/27	1,876,340
1,000	Houston Community College System, Senior Lien Fee Ser 2008 (FSA Insd)	5.00	04/15/26	1,032,790
225	Houston Community College System, Senior Lien Fee Ser 2008 (FSA Insd)	4.50	04/15/27	218,515
3,615	Houston, Hotel Occupancy Ser B (e)	0.00	09/01/27	1,343,912
4,465	Houston, Combined Utility First Lien Refg 2004 Ser A (FGIC Insd)	5.25	05/15/23	4,602,254
6,700	North Texas Tollway Authority, Ser D (AGC Insd) (e)	0.00	01/01/28	2,262,657
1,455	North Texas Tollway Authority, System Revenue Refg Ser 2008 D (AGC Insd) (e)	0.00	01/01/31	402,424
2,000	San Antonio, Water & Refg Ser 2002 (FSA Insd)	5.50	05/15/18	2,133,480
2,500	San Antonio, Water & Refg Ser 2002 (FSA Insd)	5.50	05/15/20	2,654,175
2,000	San Antonio, Water & Refg Ser 2002 A (FSA Insd)	5.00	05/15/32	2,009,460
5,735	Texas Turnpike Authority, Central Texas Turnpike System (BHAC Insd) (e)	0.00	08/15/27	2,175,572
410	Victoria Independent School District, Ser 2008 (PSF Insd)	5.00	02/15/24	443,526
815	Victoria Independent School District, Ser 2008 (PSF Insd)	5.00	02/15/25	874,797

				29,945,156

See Notes to Financial Statements

Morgan Stanley Insured Municipal Trust
Portfolio of Investments - April 30, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Washington (9.5%)
$3,000	Cowlitz County, Public Utility District # 1, Production Ser 2006 (NATL-RE Insd)	5.00%	09/01/31	$2,917,200
10,000	Seattle, Light & Power Refg Rev 2001 (FSA Insd)	5.125	03/01/26	10,036,600
4,010	Port of Seattle, Passenger Facility Ser 1998 A (NATL-RE Insd)	5.00	12/01/23	3,944,637
2,500	Port of Seattle, Ser 2001 B (AMT) (NATL-RE Insd)	5.625	02/01/24	2,502,900
3,000	King County, Sewer Refg 2001 (FGIC Insd)	5.00	01/01/31	3,007,230

				22,408,567

	Total Tax-Exempt Municipal Bonds (Cost $381,259,651)			374,628,684

NUMBER OF
SHARES (000)

	Short-Term Investment (g) (1.6%)
	Investment Company
3,761	Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class (Cost $3,761,114)			3,761,114

	Total Investments (Cost $385,020,765)			378,389,798

PRINCIPAL
AMOUNT IN
THOUSANDS

	Floating Rate Note and Dealer Trusts Obligations Related to Securities Held (-23.1%)
$(54,375)	Notes with interest rates ranging from 0.56% to 1.38% at April 30, 2009 and contractual maturities of collateral ranging from 04/01/15 to 10/01/37 (See Note 1D) (f) (Cost $(54,375,000))			(54,375,000)

	Total Net Investments (Cost $330,645,765) (h) (i)		137.7%	324,014,798
	Other Assets in Excess of Liabilities		2.2	5,152,340
	Preferred Shares of Beneficial Interest		(39.9)	(93,904,251)

	Net Assets Applicable to Common Shareholders		100.0%	$235,262,887

See Notes to Financial Statements

Morgan Stanley Insured Municipal Trust
Portfolio of Investments - April 30, 2009 (unaudited) continued

Note: The categories of investments are shown as a percentage of net assets applicable to common shareholders.

AMT	Alternative Minimum Tax.
COPs	Certificates of Participation.
FHA	Federal Housing Authority.
(a)	Underlying security related to inverse floater entered into by the Trust (See Note 1D).
(b)	Prerefunded to call date shown.
(c)	Security is a “step-up” bond where the coupon increases on a predetermined future date.
(d)	A portion of this security has been physically segregated in connection with open futures contracts.
(e)	Capital appreciation bond.
(f)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at April 30, 2009.
(g)	See Note 3 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class.
(h)	Securities have been designated as collateral in connection with open futures contracts.
(i)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $9,346,908 and the aggregate gross unrealized depreciation is $15,977,875, resulting in net unrealized depreciation of $6,630,967.

Bond Insurance:
AGC	Assured Guaranty Corporation.
AMBAC	AMBAC Assurance Corporation.
BHAC	Berkshire Hathaway Assurance Corporation.
FGIC	Financial Guaranty Insurance Company.
FSA	Financial Security Assurance Inc.
NATL-RE	National Public Finance Guarantee Corporation.
PSF	Texas Permanent School Fund Guarantee Program.
XLCA	XL Capital Assurance Inc.

Futures Contracts Open at April 30, 2009:

				UNREALIZED
NUMBER OF		DESCRIPTION, DELIVERY	UNDERLYING FACE	APPRECIATION
CONTRACTS	LONG/SHORT	MONTH AND YEAR	AMOUNT AT VALUE	(DEPRECIATION)
65	Long	U.S. Treasury Notes 10 year June 2009	$7,860,938	$(47,959)
5	Long	U.S. Treasury Notes 30 year June 2009	612,813	(11,652)
4	Short	U.S. Treasury Notes 5 year June 2009	(468,563)	2,335
83	Short	U.S. Treasury Notes 2 year June 2009	(18,056,391)	(31,315)

		Net Unrealized Depreciation		$(88,591)

See Notes to Financial Statements

Morgan Stanley Insured Municipal Trust
Financial Statements

Statement of Assets and Liabilities
April 30, 2009 (unaudited)

Assets:
Investments in securities, at value (cost $381,259,651)	$374,628,684
Investment in affiliate, at value (cost $3,761,114)	3,761,114
Receivable for:
Interest	5,336,756
Dividends from affiliate	1,683
Prepaid expenses and other assets	47,694

Total Assets	383,775,931

Liabilities:
Floating rate note and dealer trusts obligations	54,375,000
Payable for:
Investment advisory fee	89,410
Administration fee	26,862
Variation margin	25,043
Transfer agent fee	1,243
Accrued expenses and other payables	91,235

Total Liabilities	54,608,793

Preferred shares of beneficial interest (at liquidation value) (1,000,000 shares authorized of non-participating $.01 par value, 1,878 shares outstanding)	93,904,251

Net Assets Applicable to Common Shareholders	$235,262,887

Composition of Net Assets Applicable to Common Shareholders:
Common shares of beneficial interest (unlimited shares authorized of $.01 par value, 17,484,372 shares outstanding)	$242,909,375
Net unrealized depreciation	(6,719,558)
Accumulated undistributed net investment income	2,513,641
Accumulated net realized loss	(3,440,571)

Net Assets Applicable to Common Shareholders	$235,262,887

Net Asset Value Per Common Share ($235,262,887 divided by 17,484,372 common shares outstanding)	$13.46

See Notes to Financial Statements

Morgan Stanley Insured Municipal Trust
Financial Statements continued

Statement of Operations
For the six months ended April 30, 2009 (unaudited)

Net Investment Income:
Income
Interest	$9,476,974
Dividends from affiliate	21,333

Total Income	9,498,307

Expenses
Interest and residual trust expenses	517,369
Investment advisory fee	472,743
Administration fee	140,072
Auction commission fees	109,166
Professional fees	59,919
Shareholder reports and notices	42,185
Auction agent fees	10,329
Listing fees	9,342
Transfer agent fees and expenses	5,998
Trustees’ fees and expenses	5,853
Custodian fees	5,475
Other	30,550

Total Expenses	1,409,001
Less: expense offset	(685)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 3)	(4,344)

Net Expenses	1,403,972

Net Investment Income	8,094,335

Realized and Unrealized Gain (Loss):
Realized Loss on:
Investments	(911,919)
Futures contracts	(2,466,834)

Net Realized Loss	(3,378,753)

Change in Unrealized Appreciation/Depreciation on:
Investments	22,754,477
Futures contracts	(417,162)

Net Change in Unrealized Appreciation/Depreciation	22,337,315

Net Gain	18,958,562

Dividends to preferred shareholders from net investment income	(508,890)

Net Increase	$26,544,007

See Notes to Financial Statements

Morgan Stanley Insured Municipal Trust
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	APRIL 30, 2009	OCTOBER 31, 2008
	(unaudited)

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$8,094,335	$16,632,079
Net realized gain (loss)	(3,378,753)	2,071,510
Net change in unrealized appreciation/depreciation	22,337,315	(43,634,515)
Dividends to preferred shareholders from net investment income	(508,890)	(3,897,424)

Net Increase (Decrease)	26,544,007	(28,828,350)

Dividends and Distributions to Common Shareholders from:
Net investment income	(6,425,507)	(11,564,075)
Net realized gain	(2,056,337)	(349,424)

Total Dividends and Distributions	(8,481,844)	(11,913,499)

Decrease from transactions in common shares of beneficial interest	—	(2,490,445)

Net Increase (Decrease)	18,062,163	(43,232,294)
Net Assets Applicable to Common Shareholders:
Beginning of period	217,200,724	260,433,018

End of Period (Including accumulated undistributed net investment income of $2,513,641 and $1,353,703, respectively)	$235,262,887	$217,200,724

See Notes to Financial Statements

Morgan Stanley Insured Municipal Trust
Financial Statements continued

Statement of Cash Flows
For the six months ended April 30, 2009 (unaudited)

Increase (Decrease) in cash:
Cash Flows Provided by Operating Activities:
Net decrease in net assets from operations (including preferred share distributions)	$26,544,007

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Net realized gain on investments	911,919
Net change in unrealized appreciation/depreciation on investments	(22,754,477)
Amortization of premium	377,116
Accretion of discount	(581,361)
Cost of purchases of investments	(28,746,483)
Proceeds from sales of investments	26,039,047
Net purchase of short-term investments	4,809,304
Decrease in interest receivables and other assets	158,556
Decrease in accrued expenses and other payables	(22,686)

Total Adjustments	(19,809,065)

Net Cash Provided by Operating Activities	6,734,942

Cash Flows Used for Financing Activities:
Dividends and distributions paid	(8,477,593)
Net repayments of and proceeds from floating rate note and dealer trusts obligations	1,400,000

Net Cash Used for Financing Activities	(7,077,593)

Net Increase in Cash	(342,651)
Cash at the Beginning of the Period	342,651

Cash at the End of the Period	$—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest	$517,369

See Notes to Financial Statements

Morgan Stanley Insured Municipal Trust
Notes to Financial Statements - April 30, 2009 (unaudited)

1. Organization and Accounting Policies
Morgan Stanley Insured Municipal Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust’s investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on October 3, 1991 and commenced operations on February 28, 1992.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the mean between the last reported bid and asked price. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to approximate the fair value of such securities; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; (3) interest rate swaps are marked-to-market daily based upon quotations from market makers; (4) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily.

C. Futures Contracts — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Trust is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange.

Morgan Stanley Insured Municipal Trust
Notes to Financial Statements - April 30, 2009 (unaudited) continued

Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Trust as unrealized gains and losses. Upon closing of the contract, the Trust realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Floating Rate Note and Dealer Trusts Obligations Related to Securities Held — The Trust enters into transactions in which it transfers to Dealer Trusts (“Dealer Trusts”), fixed rate bonds in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The Dealer Trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interest in the bonds. The Trust enters into shortfall agreements with the Dealer Trusts which commit the Trust to pay the Dealer Trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the Dealer Trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Trust (inverse floating rate investments) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Trust, thereby collapsing the Dealer Trusts. The Trust accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Trust’s investment assets, and the related floating rate notes reflected as Trust liabilities under the caption “floating rate note and dealer trusts obligations” on the Statement of Assets and Liabilities. The Trust records the interest income from the fixed rate bonds under the caption “interest” and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts under the caption “interest and residual trust expenses” in the Trust’s Statement of Operations. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. At April 30, 2009, Trust investments with a value of $89,352,636 are held by the Dealer Trusts and serve as collateral for the $54,375,000 in the floating rate note and dealer trusts obligations outstanding at that date. The range of contractual maturities of the floating rate note and dealer trusts obligations and interest rates in effect at April 30, 2009 are presented in the Portfolio of Investments.

E. Interest Rate Swaps — The Trust may enter into interest rate swaps primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. Interest rate swaps are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Trust will usually enter into interest rate swaps

Morgan Stanley Insured Municipal Trust
Notes to Financial Statements - April 30, 2009 (unaudited) continued

on a net basis, i.e, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. The Trust accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within realized gains/losses on swap contracts on the Statement of Operations.

Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Trust will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Trust with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Trust has an unrealized loss on a swap contract, the Trust has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. For cash collateral received, the Trust pays a monthly fee to the counterparty based on the effective rate for Federal Funds.

F. Federal Income Tax Policy — It is the Trust’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Therefore, no federal income tax provision is required. The Trust files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Trust follows the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Trust recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended October 31, 2008, remains subject to examination by taxing authorities.

The Trust purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (“IRS”) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable.

G. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Morgan Stanley Insured Municipal Trust
Notes to Financial Statements - April 30, 2009 (unaudited) continued

H. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.
2. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”), the Trust pays the Investment Adviser an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.27% to the Trust’s average weekly net assets including current preferred shares and floating rate note and dealer trusts obligations of $36,100,000 entered into to retire outstanding preferred shares of the Trust.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Trust pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.08% to the Trust’s average weekly net assets including current preferred shares and floating rate note and dealer trusts obligations of $36,100,000 entered into to retire outstanding preferred shares of the Trust.

Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Trust.
3. Security Transactions and Transactions with Affiliates
The Trust invests in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Trust are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class with respect to assets invested by the Trust in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class. For the six months ended April 30, 2009, advisory fees paid were reduced by $4,344 relating to the Trust’s investment in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class. Income distributions earned by the Trust are recorded as “dividends from affiliate” in the Statement of Operations and totaled $21,333 for the six months ended April 30, 2009. During the six months ended April 30, 2009, cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class aggregated $32,787,746 and $37,597,050, respectively.

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2009, aggregated $27,764,653 and $26,039,047, respectively.

Morgan Stanley Insured Municipal Trust
Notes to Financial Statements - April 30, 2009 (unaudited) continued

The Trust has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended April 30, 2009, included in “trustees’ fees and expenses” in the Statement of Operations amounted to $2,527. At April 30, 2009, the Trust had an accrued pension liability of $54,741 which is included in “accrued expenses and other payables” in the Statement of Assets and Liabilities.

The Trust has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Trust.
4. Preferred Shares of Beneficial Interest
The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series TU and TH Auction Rate Preferred Shares (“preferred shares”) which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

		AMOUNT			RANGE OF
SERIES	SHARES+	IN THOUSANDS+	RATE+	RESET DATE	DIVIDEND RATES++
TU	578	$28,900	0.33%	05/06/09	0.28% – 1.76%
TH	1,300	65,000	0.34	05/01/09	0.28 – 1.69

+	As of April 30, 2009.
++	For the six months ended April 30, 2009.

Subsequent to April 30, 2009 and up through June 5, 2009, the Trust paid dividends to Series TU and TH at rates ranging from 0.28% to 0.34%, in the aggregate amount of $31,819.

Morgan Stanley Insured Municipal Trust
Notes to Financial Statements - April 30, 2009 (unaudited) continued

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

The Trust entered into additional floating rate note and dealer trusts obligations as an alternative form of leverage in order to redeem and retire a portion of its preferred shares. Transactions in preferred shares were as follows:

	SHARES	VALUE
Outstanding at October 31, 2007	2,600	$130,000,000
Shares retired	(722)	(36,100,000)

Outstanding at October 31, 2008	1,878	93,900,000
Shares retired	—	—

Outstanding at April 30, 2009	1,878	$93,900,000

5. Common Shares of Beneficial Interest
Transactions in common shares of beneficial interest were as follows:

			CAPITAL
			PAID IN
			EXCESS OF
	SHARES	PAR VALUE	PAR VALUE
Balance, October 31, 2007	17,674,213	$176,743	$245,223,077
Shares repurchased (weighted average discount 11.24%)+++	(189,841)	(1,898)	(2,488,547)

Balance, October 31, 2008	17,484,372	174,845	242,734,530
Shares repurchased	—	—	—

Balance, April 30, 2009	17,484,372	$174,845	$242,734,530

The Trustees have approved a share repurchase program whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above the market value or net asset value, whichever is lower at the time of purchase.

+++	The Trustees have voted to retire the shares purchased.

Morgan Stanley Insured Municipal Trust
Notes to Financial Statements - April 30, 2009 (unaudited) continued

6. Dividends to Common Shareholders
On April 7, 2009, the Trust declared the following dividends from net investment income:

AMOUNT	RECORD	PAYABLE
PER SHARE	DATE	DATE
$0.0675	May 22, 2009	May 29, 2009
$0.0675	June 19, 2009	June 26, 2009
7. Expense Offset
The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Trust with the transfer agent and custodian.
8. Purposes of and Risks Relating to Certain Financial Instruments
The Trust may invest a portion of its assets in inverse floating rate municipal securities, which are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. These investments are typically used by the Trust in seeking to enhance the yield of the portfolio or used as an alternative form of leverage in order to redeem a portion of the Trust’s preferred shares. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity. Inverse floating rate securities in which the Trust may invest include derivative instruments such as residual interest bonds (“RIBs”) or tender option bonds (“TOBs”). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds (which may be tendered by the Trust in certain instances) and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Trust. The short-term floating rate interests have first priority on the cash flow from the bonds held by the special purpose trust and the Trust is paid the residual cash flow from the bonds held by the special purpose trust.

The Trust generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Trust to greater risks and increased costs. The market value of a “leveraged” inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Trust’s net asset value to be more volatile than if it had not invested in inverse floating rate investments.

In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust

Morgan Stanley Insured Municipal Trust
Notes to Financial Statements - April 30, 2009 (unaudited) continued

holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Trust, the Trust will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Trust could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

To hedge against adverse interest rate changes, the Trust may invest in financial futures contracts or municipal bond index futures contracts (“futures contracts”). These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

The Trust may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Trust expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Trust may also enter into these transactions to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. Interest rate swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such risks may exceed the related amounts shown in the Statements of Assets and Liabilities.
9. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of October 31, 2008, the Trust had temporary book/tax differences primarily attributable to book amortization of discounts on debt securities, mark-to-market of open futures contracts and tax adjustments on inverse floaters.
10. Fair Valuation Measurements
The Trust adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), effective November 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous

Morgan Stanley Insured Municipal Trust
Notes to Financial Statements - April 30, 2009 (unaudited) continued

market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Trust’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Trust’s investments carried at value:

		FAIR VALUE MEASUREMENTS AT APRIL 30, 2009 USING
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OTHER OBSERVABLE	UNOBSERVABLE
		IDENTICAL ASSETS	INPUTS	INPUTS
	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)

Investments in Securities	$378,389,798	$3,761,114	$374,628,684	—
Other Financial Instruments*	(88,591)	(88,591)	—	—

Total	$378,301,207	$3,672,523	$374,628,684	—

*	Other financial instruments include futures contracts.
11. Accounting Pronouncements
On March 19, 2008, FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB statement No. 133 (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The

Morgan Stanley Insured Municipal Trust
Notes to Financial Statements - April 30, 2009 (unaudited) continued

application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the Trust’s financial statements has not yet been determined.

On April 9, 2009, FASB issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are not Orderly (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current SFAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP 157-4 and the impact it will have on the Trust’s financial statements.

In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165 (“SFAS 165”), Subsequent Events, which is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS 165 is effective for interim or annual financial periods ending after June 15, 2009. Management is currently evaluating the impact that the adoption of SFAS 165 will have on the Trust’s financial statement disclosures.

Morgan Stanley Insured Municipal Trust
Financial Highlights

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED OCTOBER 31,
	APRIL 30, 2009		2008	2007		2006	2005	2004
	(unaudited)

Selected Per Share Data:
Net asset value, beginning of period	$12.42		$14.74	$15.37		$15.23	$15.49	$15.38

Income (loss) from investment operations:
Net investment income(1)	0.46		0.95	0.96		0.97	0.96	0.96
Net realized and unrealized gain (loss)	1.10		(2.39)	(0.47)		0.30	(0.35)	0.16
Common share equivalent of dividends paid to preferred shareholders(1)	(0.03)		(0.22)	(0.28)		(0.24)	(0.13)	(0.11)

Total income (loss) from investment operations	1.53		(1.66)	0.21		1.03	0.48	1.01

Less dividends and distributions from:
Net investment income	(0.37)		(0.66)	(0.72)		(0.80)	(0.81)	(0.87)
Net realized gain	(0.12)		(0.02)	(0.14)		(0.13)	—	(0.08)

Total dividends and distributions	(0.49)		(0.68)	(0.86)		(0.93)	(0.81)	(0.95)

Anti-dilutive effect of acquiring treasury shares(1)	—		0.02	0.02		0.04	0.07	0.05

Net asset value, end of period	$13.46		$12.42	$14.74		$15.37	$15.23	$15.49

Market value, end of period	$12.32		$10.25	$13.15		$14.26	$13.60	$13.88

Total Return(2)	25.63%(6)		(17.68)%	(2.08)%		11.91%	3.86%	3.21%
Ratios to Average Net Assets of Common Shareholders:
Total expenses (before expense offset)	1.27%(4	)(7)	1.37%(4)	1.41%(3	)(4)	0.91%(3)	0.78%(3)	0.82%(3)
Total expenses (before expense offset, exclusive of interest and residual trust expenses)	0.80%(4	)(7)	0.76%(4)	0.76%(3	)(4)	0.74%(3)	0.78%(3)	0.82%(3)
Net investment income before preferred stock dividends	7.30%(4	)(7)	6.66%(4)	6.43%(4)		6.43%	6.24%	6.34%
Preferred stock dividends	0.46%(7)		1.56%	1.87%		1.56%	0.87%	0.69%
Net investment income available to common shareholders	6.84%(4	)(7)	5.10%(4)	4.56%(4)		4.87%	5.37%	5.65%
Rebate from Morgan Stanley affiliate	0.00%(5	)(7)	0.00%(5)	0.00%(5)		—	—	—
Supplemental Data:
Net assets applicable to common shareholders, end of period, in thousands	$235,263		$217,201	$260,433		$275,879	$282,471	$300,329
Asset coverage on preferred shares at end of period	351%		331%	300%		312%	317%	331%
Portfolio turnover rate	7%(6)		15%	6%		15%	14%	14%

(1)	The per share amounts were computed using an average number of common shares outstanding during the period.

(2)	Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust’s dividend reinvestment plan. Total return does not reflect brokerage commissions.

(3)	Does not reflect the effect of expense offset of 0.01%.

(4)	The ratios reflect the rebate of certain Trust expenses in connection with the investments in Morgan Stanley affiliate during the period. The affect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.

(5)	Amount less than 0.005%.

(6)	Not annualized.

(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley Insured Municipal Trust
Portfolio Management (unaudited)

The Trust is managed within the Municipals team. The team consists of portfolio managers and analysts. The current member of the team primarily responsible for the day-to-day management of the Trust’s portfolio is Neil Stone, a Managing Director of the Investment Adviser.

Mr. Stone has been associated with the Investment Adviser in an investment management capacity since March 1995 and began managing the Trust in September 2007.

Morgan Stanley Insured Municipal Trust
Special Shareholders Meeting Results (unaudited)

On November 14, 2008, a Special Meeting of Shareholders of the Trust was scheduled in order to vote on the proposals set forth below. The Special Meeting of Shareholders was adjourned until December 12, 2008 with respect to proposal 1 only. The voting results with respect to all proposals were as follows:

(1) Approval of a modification to the Trust’s investment policies to allow the Trust to invest, under normal market conditions, at least 80% of the Trust’s net assets in municipal obligations which are covered by insurance guaranteeing the timely payment of principal and interest thereon and that are rated at least “A” by a nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of similar credit quality by the Trust’s Investment Adviser, or covered by insurance issued by insurers rated at least “A” by a NRSRO:

	For	Against	Abstain	BNV*
Common Shareholders	7,964,634	852,002	561,303	0
Preferred Shareholers	1,276	234	24	0

(2) Approval of a modification to the Trust’s investment policies to allow the Trust to invest up to 20% of the Trust’s net assets in taxable or tax-exempt fixed income securities rated at least investment grade by a nationally recognized statistical rating organization or, if not rated, determined by the Trust’s Investment Adviser to be of comparable quality, including uninsured municipal obligations, obligations of the U.S. government, its respective agencies or instrumentalities, and other fixed income obligations, and, during periods in which the Investment Adviser believes that changes in economic, financial or political conditions make it advisable to do so, to invest an unlimited extent in such investments for temporary defensive purposes. The Trust may also invest in options, futures, swaps and other derivatives:

For	Against	Abstain	BNV*
7,780,931	968,691	623,470	0

Morgan Stanley Insured Municipal Trust
Special Shareholders Meeting Results (unaudited) continued

(3) Eliminate certain fundamental policies and restrictions:

	For	Against	Abstain	BNV*
Eliminate fundamental policy restricting the Trust’s ability to pledge assets	7,230,638	1,378,903	763,551	0
Eliminate fundamental policy restricting purchases of securities on margin	7,183,677	1,417,446	771,969	0
Eliminate fundamental policy prohibiting investments in oil, gas and other types of mineral leases	7,326,499	1,261,436	785,157	0
Eliminate fundamental policy prohibiting investments for purposes of exercising control	7,590,172	1,025,535	757,385	0
Eliminate fundamental policy regarding investments in unseasoned companies	7,138,112	1,469,477	765,503	0
Eliminate fundamental policy prohibiting or restricting the purchase of securities of issuers in which trustees or officers have an interest	7,197,945	1,423,842	751,305	0
Eliminate fundamental policy regarding purchase of common stock	7,410,941	1,220,445	741,706	0
Eliminate fundamental policy restricting investments in taxable debt securities of any one issuer	7,337,366	1,297,802	737,924	0
Eliminate fundamental policy regarding the purchase or sale of puts, calls and combinations thereof	7,209,599	1,392,635	770,858	0
Eliminate fundamental policy regarding the short sale of securities	7,154,142	1,452,365	766,585	0
Eliminate fundamental policy prohibiting investments in other investment companies	7,485,189	1,160,159	727,744	0

(4) Modify certain fundamental investment policies and restrictions:

	For	Against	Abstain	BNV*
Modify fundamental policy regarding diversification	7,381,183	1,236,330	755,579	0
Modify fundamental policy regarding borrowing money	7,182,111	1,415,003	775,978	0
Modify fundamental policy regarding loans	7,177,517	1,426,454	769,121	0
Modify fundamental policy regarding investment in commodities	7,221,571	1,402,627	748,894	0
Modify fundamental policy regarding issuance of senior securities	7,297,650	1,322,959	752,483	0

*	Broker “non-votes” are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

Morgan Stanley Insured Municipal Trust
Morgan Stanley Advisor Closed-End Funds
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Advisor closed-end funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•	We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to

Morgan Stanley Insured Municipal Trust
Morgan Stanley Advisor Closed-End Funds
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies.  We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.	How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

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Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Trust without examination by the independent auditors and accordingly they do not express an opinion thereon.

(c)  2009 Morgan Stanley

INVESTMENT MANAGEMENT
Morgan Stanley
Insured Municipal Trust
NYSE: IMT

Semiannual
Report

April 30, 2009

IMTSAN
IU09-02793P-Y04/09

Item 2. Code of Ethics.
Not applicable for semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semiannual reports.
Item 4. Principal Accountant Fees and Services
Not applicable for semiannual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semiannual reports.
Item 6.
(a) Refer to Item 1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semiannual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases
REGISTRANT PURCHASE OF EQUITY SECURITIES

(d) Maximum Number
			(c) Total Number of	(or Approximate
			Shares (or Units)	Dollar Value) of
			Purchased as Part	Shares (or Units)
	(a) Total Number of	(b) Average Price	of Publicly	that May Yet Be
	Shares (or Units)	Paid per Share (or	Announced Plans or	Purchased Under the
Period	Purchased	Unit)	Programs	Plans or Programs
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
Total			N/A	N/A
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.
Item 11. Controls and Procedures
(a) The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

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(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) Code of Ethics — Not applicable for semiannual reports.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Insured Municipal Trust
/s/ Randy Takian
Randy Takian
Principal Executive Officer
June 23, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Ronald E. Robison
Principal Executive Officer
June 23, 2009

/s/ Francis Smith
Francis Smith
Principal Financial Officer
June 23, 2009

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